UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21462
Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2007

Item 1. Report to Stockholders.

Yield

Growth

Quality

2007 2nd Quarter Report

May 31, 2007

Tortoise Energy Infrastructure Corp.

TYG LISTED NYSE

...Steady Wins™

Company at a Glance
Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise Energy achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Energy. We also seek dividend growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources.
Tortoise Energy invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy seeks to provide its stockholders with an efficient alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     The ability to access investment grade credit markets to enhance the dividend rate; and
•     Access to direct placements and other investments not available through the public markets.

July 13, 2007
Dear Fellow Stockholders,
Thank you for your investment in Tortoise Energy Infrastructure Corp. (Tortoise Energy).
Performance Review
For the six month period ended May 31, 2007, an investment in Tortoise Energy returned 20 percent based on market value, including the reinvestment of dividends. On May 14, 2007, we declared a quarterly dividend of $0.545 per share, our tenth consecutive dividend increase since full investment of the initial public offering proceeds. This is an annualized dividend of $2.18, and a 9 percent increase over the dividend paid in the same quarter of the prior year and an approximately one percent increase over the dividend paid in the prior quarter. This dividend represents an annualized yield of 5.2 percent based on the closing price of $42.12 on May 31, 2007. We expect that a significant portion of this dividend will be treated as return of capital for income tax purposes, although the ultimate determination of its character will not be made until after our year-end.
We maintain our expectation that long-term dividend growth will be approximately 4 percent on an annualized basis.
Investment Review
In the second quarter of 2007, Tortoise Energy helped finance energy infrastructure MLP growth projects and acquisitions through the completion of five direct placement investments totaling $80 million. In March, we acquired $5 million of subordinated units of Crosstex Energy, L.P. In April, we acquired $50 million of common units of Enbridge Energy Partners, L.P., $15 million of common units of Magellan Midstream Holdings, L.P. and $4 million of common units of MarkWest Energy Partners, L.P. In May, we acquired $6 million of common units of Global Partners, L.P. We financed these investments primarily through increased leverage and a common stock offering in March of this year.
Investment transactions subsequent to the end of the quarter included a $3.8 million investment in the initial public offering of Spectra Energy Partners, L.P. and direct placements with DCP Midstream Partners, L.P. in the amount of $17.5 million and Plains All American Pipeline, L.P. in the amount of $7 million. While direct placements offer MLPs an efficient source of capital, Tortoise Energy stockholders can earn accretive returns through the purchase of discounted MLP securities.
U.S. Master Limited Partnership Overview and Investment Outlook
Recent valuations in the MLP market reflect anticipated growth, resulting in lower current yields on MLP investments. Increasingly, institutional investors are participating in direct placement transactions which have become the primary method of raising capital for expansion projects and acquisitions. According to Wachovia Securities,(1) institutional investors have absorbed more than 80 percent of this year’s 20 private placement offerings which raised approximately $6 billion.
Average MLP yields decreased to 5.4 percent on May 31, 2007 from 6.3 percent on Dec. 29, 2006.(2) In contrast, the May 31, 2007 10-year U.S. treasury bond yield increased to 4.9 percent compared to 4.7 percent as of Dec. 31, 2006. These rising interest rates had a minimal impact on MLP performance. Year-to-date, the Wachovia MLP Index total return through May 31, 2007 was 19.5 percent as compared to the FTSE NAREIT Equity REIT Index return of 3.50 percent, the Dow Jones Utility Average Index return of 15.8 percent, and the S&P 500 Index return of 7.9 percent. We believe MLPs remain very attractive relative to REITs and utilities.
2007 Semi-Annual Report     1

Public and private offerings to finance internal growth projects, acquisition activity, and the emergence of oil and gas MLP initial public offerings contributed to the MLP market capitalization increase to $122.4 billion as of April 11, 2007.(3)
The United States energy consumption is expected to grow by 1.1 percent over the next 25 years,(4) and we estimate that energy infrastructure MLPs will spend around $22 billion on internal projects by 2010 to meet this demand.
In Closing
As pioneers in raising and investing capital in the energy infrastructure sector, we believe we are in an advantageous position to react to today’s dynamic MLP marketplace. As always, our focus on yield, growth and quality will drive every investment decision we make.
Thank you for being our stockholders. Your long-term investment in Tortoise Energy is appreciated.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
(1) Wachovia Capital Markets, LLC Equity Research — June 27, 2007
(2) Stifel Nicolaus MLP Weekly Monitor — June 01, 2007
(3) Lehman Bros. MLP Quarterly Monitor Research Report — April 2007
(4) Energy Information Administration — Annual Energy Outlook 2007
...Steady Wins™
2     Tortoise Energy Infrastructure Corp.

Summary Financial Information (Unaudited)
Six Months Ended May 31, 2007
Market value per share	$42.12
Net asset value per share	38.73
Total assets	1,393,637,170
Total net assets	724,194,401
Unrealized appreciation of investments (excluding interest
rate swap contracts) before deferred taxes	226,453,272
Unrealized appreciation of investments and interest
rate swap contracts after deferred taxes	142,579,250
Net investment loss	(5,056,766)
Total realized gain after deferred taxes	10,253,877
Total return (based on market value)(1)	20.05%
Net operating expenses before leverage costs
and taxes as a percent of average total assets(2)	0.97%
Distributable cash flow as a percent of average net assets(3)	6.43%

(1)   See footnote 7 to the Financial Highlights on page 20 for further disclosure.
(2)   Annualized. Represents expenses after fee reimbursement.
(3)   Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
May 31, 2007 (Unaudited)
(Percentages based on total investment portfolio)
2007 Semi-Annual Report     3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006
Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$11,074
Dividends paid in stock	1,186
Dividends from common stock	32
Short-term interest and dividend Income	199
Total from investments	12,491
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,550
Other operating expenses	310
1,860
Distributable cash flow before leverage costs and current taxes	10,631
Leverage costs(2)	2,723
Current income tax expense	137
Distributable Cash Flow(3)	$7,771
Dividends paid on common stock	$7,472
Dividends paid on common stock per share	0.500
Payout percentage for period(4)	96.2%
Total assets, end of period	758,684
Average total assets during period(5)	735,142
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	235,000
Leverage as a percent of total assets	31.0%
Unrealized appreciation net of deferred taxes, end of period	129,299
Net assets, end of period	432,077
Average net assets during period(7)	419,521
Net asset value per common share	28.91
Market value per share	28.75
Shares outstanding	14,944
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.74%
Operating expenses before leverage costs and current taxes	1.00%
Distributable cash flow before leverage costs and current taxes	5.74%
As a Percent of Average Net Assets
Distributable cash flow(3)	7.35%

(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, auction agent fees, interest rate swap expenses and preferred dividends.
(3)   “Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current taxes, and realized and unrealized gains (losses) on interest rate swap settlements.
4     Tortoise Energy Infrastructure Corp.

2006		2007
Q3(1)	Q4(1)	Q1(1)	Q2(1)

$11,715	$12,595	$14,075	$16,056
1,689	1,745	1,801	2,802
34	—	—	—
194	156	129	154
13,632	14,496	16,005	19,012

1,660	1,796	2,122	2,748
321	335	342	388
1,981	2,131	2,464	3,136
11,651	12,365	13,541	15,876
2,864	2,784	3,320	4,912
138	138	145	49
$8,649	$9,443	$10,076	$10,915

$8,494	$8,848	$9,845	$10,192
0.510	0.530	0.540	0.545
98.2%	93.7%	97.7%	93.4%
835,250	928,431	1,130,442	1,393,637
786,791	865,220	1,028,848	1,282,827
235,000	267,450	316,600	435,000
28.1%	28.8%	28.0%	31.2%
148,264	196,037	259,275	338,616
492,866	532,433	635,044	724,194
446,196	507,852	602,104	706,449
29.59	31.82	34.83	38.73
30.62	36.13	36.38	42.12
16,655	16,732	18,232	18,701

6.87%	6.72%	6.31%	5.88%
1.00%	0.99%	0.97%	0.97%
5.87%	5.73%	5.34%	4.91%

7.69%	7.46%	6.79%	6.13%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   There was no outstanding balance on the short-term credit facility as of May 31, 2007.
(7)   Computed by averaging daily values for the period.
(8)   Annualized for periods less than one full year.
2007 Semi-Annual Report     5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy’s goal is to provide a growing dividend stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, total leverage costs and current income taxes on our operating income. Each is summarized for you in the table on pages 4 and 5 and are discussed in more detail below.
6     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) before taxes in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as additional leverage costs, as well as current tax expense.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a dividend payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.
Total distributions received from our investments relating to DCF for the 2nd quarter 2007 was approximately $19 million, representing a 52 percent increase as compared to 2nd quarter 2006 and a 19 percent increase as compared to 1st quarter 2007. These increases reflect the earnings from investment of the proceeds from additional leverage, and distribution increases from our MLP investments.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.97 percent of average total assets for the 2nd quarter 2007 as compared to 1.00 percent for the 2nd quarter 2006 and 0.97 percent for the 1st quarter 2007. Advisory fees, net of reimbursement, increased as a result of growth in total assets.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period, as all of our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in our cost on approximately 80 percent of our long-term leverage through interest rate swap agreements, converting variable rate obligations to fixed rate obligations for the term of the swap agreements. We entered into an additional $120 million of interest rate swap contracts during the 2nd quarter, and currently have an all-in weighted average cost of long-term leverage of 4.77 percent with a remaining weighted average swap maturity of approximately 6 3/4 years. Details of the swaps are disclosed in Note 11 of our Notes to Financial Statements.
2007 Semi-Annual Report     7

Management’s Discussion
(Continued)
As indicated in Note 11, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month or 1 week U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise Energy pays U.S. Bank the net difference). We realized approximately $619,000 in gains on interest rate swap settlements during the 2nd quarter 2007 as compared to approximately $657,000 for the 1st quarter 2007.
Leverage costs increased to approximately $4.9 million for the 2nd quarter 2007 as compared to $2.7 million for the 2nd quarter 2006 and $3.3 million for the 1st quarter 2007. These increases reflect additional interest expense associated with utilization of our short-term line of credit and the issuance of an additional $140 million of Tortoise Notes and $60 million of Money Market Preferred Shares during the 2nd quarter 2007.
Distributable Cash Flow
For 2nd quarter 2007, our DCF was approximately $10.9 million, an increase of $3.1 million or 41 percent as compared to 2nd quarter 2006 and $839,000 or 8 percent as compared to 1st quarter 2007. These increases are the net result of earnings from additional leverage, growth in distributions and increased expenses, as outlined above. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Energy on Canadian income allocated to the company. We paid a dividend of $10.2 million, or 93.4 percent of DCF during the quarter. On a per share basis, the fund declared a $0.545 dividend on May 14th, 2007, for an annualized run-rate of $2.18. This is an increase of 9 percent as compared to 2nd quarter 2006 and 1 percent as compared to 1st quarter 2007. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually, based upon long-term economic and population trends.
Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or return of capital.
The taxability of the dividend you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLP’s are not income for tax purposes, we currently have very little income to offset against our expenses.
8     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
In the event Tortoise Energy has earnings and profits, all or a portion of our dividend would be taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2007, Tortoise Energy’s investments at value are $1.4 billion, with an adjusted cost of $832 million. The $568 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. We currently expect that a significant portion of our 2007 dividend distributions will consist of return of capital, although the ultimate determination will not be made until January 2008.
Liquidity and Capital Resources
During 2nd quarter 2007, we issued an additional $140 million in auction rate senior notes, $60 million in money market preferred shares and 427,915 shares of common stock at $37.16 per share, with combined net proceeds of approximately $213 million. These net proceeds were used to retire all of the outstanding balance on our credit facility and invest in energy infrastructure companies in accordance with our investment objective and policies, and for working capital purposes.
Tortoise Energy had total assets of $1.39 billion at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 2nd quarter 2007, total assets grew from $1.13 billion to $1.39 billion, an increase of $260 million or 23 percent. This change was primarily the result of an increase in unrealized appreciation of investments of approximately $130 million (including $14 million in MLP distributions treated as return of capital), net proceeds of approximately $16 million from the issuance of common stock on March 27th and an increase in leverage of $118 million.
Total leverage outstanding at May 31, 2007 of $435 million is comprised of $305 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $130 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively. Total leverage represented 31 percent of total assets at May 31, 2007. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent of total assets are allowed to facilitate participation in investment opportunities. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We continue to utilize our line of credit to make desirable investments as they become available. As the line of credit balance increases in size, we plan to issue additional Tortoise Notes and/or Preferred Stock to repay the line and provide longer-term capital for our Company.
During 2nd quarter 2007, we entered into a new unsecured credit facility that allows us to borrow up to $150 million. This new credit facility replaces the previous credit facility. As of May 31, 2007, there was no principal balance outstanding on the credit facility. Details of the credit facility are disclosed in Note 13 of our Notes to Financial Statements.
2007 Semi-Annual Report     9

Schedule of Investments (Unaudited)
	May 31, 2007
	Shares	Value
Common Stock — 0.5%(1)
Shipping — 0.5%(1)
Republic of the Marshall Islands — 0.5%(1)
Capital Product Partners, L.P. (Cost $2,943,350)	136,900	$3,490,950
Master Limited Partnerships and
Related Companies — 188.7%(1)
Crude/Refined Products Pipelines — 96.7%(1)
United States — 96.7%(1)
Buckeye Partners, L.P.	567,102	29,546,014
Enbridge Energy Partners, L.P.	925,300	51,631,740
Enbridge Energy Partners, L.P. (2)(3)(4)	955,782	51,736,481
Global Partners, L.P.(2)	214,286	7,656,439
Holly Energy Partners, L.P.(5)	427,070	21,421,831
Kinder Morgan Management, LLC(3)(4)	1,642,407	84,140,511
Magellan Midstream Holdings, L.P.(2)	612,245	17,216,329
Magellan Midstream Partners, L.P.	2,224,713	103,159,942
NuStar Energy, L.P.	886,689	58,574,675
NuStar GP Holdings, LLC	1,349,968	49,800,320
Plains All American Pipeline, L.P.	2,003,084	124,091,054
Sunoco Logistics Partners, L.P.	934,625	57,012,125
TEPPCO Partners, L.P.	869,520	38,215,404
TransMontaigne Partners, L.P.	177,500	6,382,900
		700,585,765
Natural Gas/Natural Gas Liquids Pipelines — 46.9%(1)
United States — 46.9%(1)
Boardwalk Pipeline Partners, L.P.	1,162,800	41,116,608
Energy Transfer Equity, L.P.(2)	729,661	28,500,559
Energy Transfer Partners, L.P.	1,722,250	105,401,700
Enterprise GP Holdings, L.P.	71,400	2,652,510
Enterprise Products Partners, L.P.	2,998,940	93,926,801
ONEOK Partners, L.P.	262,255	18,032,654
TC Pipelines, L.P.	1,229,390	50,097,642
		339,728,474
Natural Gas Gathering/Processing — 30.8%(1)
United States — 30.8%(1)
Copano Energy, LLC	1,073,386	46,971,371
Crosstex Energy, L.P.	268,587	9,456,948
Crosstex Energy, L.P.(2)(4)	712,760	22,337,898
Crosstex Energy, L.P.(2)(4)	193,767	5,233,647
DCP Midstream Partners, L.P.	23,300	1,016,346
Duncan Energy Partners, L.P.	451,100	12,292,475
Hiland Partners, L.P.	41,048	2,220,697
MarkWest Energy Partners, L.P.(5)	2,080,354	71,772,213
10     Tortoise Energy Infrastructure Corp.

Schedule of Investments (Unaudited)
(Continued)
	May 31, 2007
	Shares	Value
MarkWest Energy Partners, L.P.(2)	121,286	$3,933,305
Targa Resources Partners, L.P.	118,900	3,953,425
Universal Compression Partners, L.P.	84,700	2,898,434
Williams Partners, L.P.	844,772	41,157,292
		223,244,051
Shipping — 4.3%(1)
United States — 3.5%(1)
K-Sea Transportation Partners, L.P.(5)	571,300	25,240,034
Republic of the Marshall Islands — 0.8%(1)
Teekay LNG Partners, L.P.	156,200	5,640,382
		30,880,416
Propane Distribution — 10.0%(1)
United States — 10.0%(1)
Inergy, L.P.	1,916,784	69,751,770
Inergy Holdings, L.P.	49,715	2,487,241
		72,239,011
Total Master Limited Partnerships and
Related Companies (Cost $818,796,861)		1,366,677,717
Short-Term Investments — 1.5%(1)
United States Investment Company — 1.5%(1)
AIM Short-Term Prime Money Market Fund —
Institutional Class, 5.25%(6) (Cost $10,595,403)	10,595,403	10,595,403
Total Investments — 190.7%(1)
(Cost $832,335,614)		1,380,764,070
Auction Rate Senior Notes — (42.1%)(1)		(305,000,000)
Interest Rate Swap Contracts — 1.0%(1)
$465,000,000 notional — Unrealized Appreciation(7)		7,229,303
Liabilities in Excess of Cash and Other Assets — (31.6%)(1)		(228,798,972)
Preferred Shares at Redemption Value — (18.0%)(1)		(130,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$724,194,401
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Fair valued securities represent a total market value of $136,614,658 which represents 18.9% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   Non-income producing.
(5)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 7 to the financial statements for further disclosure.
(6)   Rate indicated is the current yield as of May 31, 2007.
(7)   See Note 11 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     11

Statement of Assets & Liabilities (Unaudited)
May 31, 2007
Assets
Investments at value, non-affiliated (cost $777,338,505)	$1,262,329,992
Investments at value, affiliated (cost $54,997,109)	118,434,078
Total investments (cost $832,335,614)	1,380,764,070
Cash	453,682
Receivable for Adviser reimbursement	225,042
Receivable for investments sold	443,573
Interest and dividend receivable	5,143
Distribution receivable from master limited partnerships	340,000
Unrealized appreciation of interest rate swap contracts	7,229,303
Prepaid expenses and other assets	4,176,357
Total assets	1,393,637,170
Liabilities
Payable to Adviser	2,137,899
Dividend payable on common shares	10,191,875
Dividend payable on preferred shares	112,626
Accrued expenses and other liabilities	1,361,505
Current tax liability	45,340
Deferred tax liability	220,593,524
Auction rate senior notes payable	305,000,000
Total liabilities	539,442,769
Preferred Shares
$25,000 liquidation value per share applicable to 5,200 outstanding
shares (7,500 shares authorized)	130,000,000
Net assets applicable to common stockholders	$724,194,401
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 18,700,689 shares issued and outstanding
(100,000,000 shares authorized)	$18,701
Additional paid-in capital	379,668,175
Accumulated net investment loss, net of deferred tax benefit	(13,762,666)
Undistributed realized gain, net of deferred tax expense	19,654,212
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	338,615,979
Net assets applicable to common stockholders	$724,194,401
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$38.73
See Accompanying Notes to the Financial Statements.
12     Tortoise Energy Infrastructure Corp.

Statement of Operations (Unaudited)
Period from December 1, 2006 through May 31, 2007
Investment Income
Distributions received from master limited partnerships
(including $3,449,650 from affiliates)	$30,130,669
Less return of capital on distributions (including $2,969,836 from affiliates)	(25,777,176)
Net distributions from master limited partnerships	4,353,493
Dividends from money market mutual funds	12,416
Interest	270,805
Total Investment Income	4,636,714
Expenses
Advisory fees	5,442,684
Administrator fees	338,682
Professional fees	120,295
Custodian fees and expenses	64,864
Directors’ fees	62,329
Fund accounting fees	42,275
Reports to stockholders	39,891
Registration fees	24,730
Stock transfer agent fees	7,180
Other expenses	29,666
Total Expenses before Interest Expense and Auction Agent Fees	6,172,596
Interest expense	6,771,449
Auction agent fees	362,372
Total Interest Expense and Auction Agent Fees	7,133,821
Total Expenses	13,306,417
Less expense reimbursement by Adviser	(572,914)
Net Expenses	12,733,503
Net Investment Loss, before Income Taxes	(8,096,789)
Current tax expense	(193,713)
Deferred tax benefit	3,233,736
Income tax benefit, net	3,040,023
Net Investment Loss	(5,056,766)
2007 Semi-Annual Report     13

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2006 through May 31, 2007
Realized and Unrealized Gain on Investments and Interest Rate Swaps
Net realized gain on investments	$15,533,901
Net realized gain on interest rate swap settlements	1,275,734
Net realized gain, before deferred tax expense	16,809,635
Deferred tax expense	(6,555,758)
Net realized gain on investments and interest rate swap settlements	10,253,877
Net unrealized appreciation of investments	226,453,272
Net unrealized appreciation of interest rate swap contracts	7,432,254
Net unrealized appreciation, before deferred tax expense	233,885,526
Deferred tax expense	(91,306,276)
Net unrealized appreciation of investments and interest
rate swap contracts	142,579,250
Net Realized and Unrealized Gain on Investments and Interest Rate Swaps	152,833,127
Dividends to Preferred Stockholders	(2,394,354)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$145,382,007
See Accompanying Notes to the Financial Statements.
14     Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through May 31, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment loss	$(5,056,766)	$(5,798,038)
Net realized gain on investments and
interest rate swap settlements	10,253,877	5,524,349
Net unrealized appreciation of investments
and interest rate swap contracts	142,579,250	111,580,962
Dividends to preferred stockholders	(2,394,354)	(3,529,740)
Net increase in net assets applicable to
common stockholders resulting from operations	145,382,007	107,777,533
Dividends and Distributions to
Common Stockholders
Net investment income	—	—
Return of capital	(20,037,190)	(31,969,335)
Total dividends and distributions to
common stockholders	(20,037,190)	(31,969,335)
Capital Share Transactions
Proceeds from shelf offerings of 1,927,915 and
1,675,050 common shares, respectively	68,101,321	50,000,243
Underwriting discounts and offering expenses associated
with the issuance of common shares	(2,312,280)	(2,202,315)
Underwriting discounts and offering expenses associated
with the issuance of preferred shares	(790,732)	—
Issuance of 40,709 and 151,500 common shares
from reinvestment of dividend distributions to
stockholders, respectively	1,417,910	4,553,739
Net increase in net assets, applicable to common
stockholders, from capital share transactions	66,416,219	52,351,667
Total increase in net assets applicable to
common stockholders	191,761,036	128,159,865
Net Assets
Beginning of period	532,433,365	404,273,500
End of period	$724,194,401	$532,433,365
Accumulated net investment loss, net of
deferred tax benefit, at the end of period	$(13,762,666)	$(8,705,900)
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     15

Statement of Cash Flows (Unaudited)
Period from December 1, 2006 through May 31, 2007
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$30,693,996
Interest and dividend income received	288,158
Purchases of long-term investments	(264,700,899)
Proceeds from sales of long-term investments	34,189,438
Purchases of short-term investments, net	(9,921,558)
Proceeds from interest rate swap contracts	1,275,734
Interest expense paid	(6,746,843)
Income taxes paid	(419,165)
Operating expenses paid	(5,011,510)
Net cash used in operating activities	(220,352,649)
Cash Flows From Financing Activities
Advances from revolving line of credit	267,100,000
Repayments on revolving line of credit	(299,550,000)
Issuance of common stock	68,101,321
Issuance of preferred stock	60,000,000
Issuance of auction rate senior notes	140,000,000
Common and preferred stock issuance costs	(2,856,854)
Debt issuance costs	(1,416,811)
Dividends paid to common stockholders	(8,427,405)
Dividends paid to preferred stockholders	(2,529,984)
Net cash provided by financing activities	220,420,267
Net increase in cash	67,618
Cash — beginning of period	386,064
Cash — end of period	$453,682
16     Tortoise Energy Infrastructure Corp.

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2006 through May 31, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$145,382,007
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(264,700,899)
Return of capital on distributions received	25,777,176
Proceeds from sales of long-term investments	34,633,011
Purchases of short-term investments, net	(9,921,558)
Deferred income tax expense	94,628,298
Net unrealized appreciation of investments and interest
rate swap contracts	(233,885,526)
Realized gains on investments	(15,533,901)
Accretion of discount on investments	(5,721)
Amortization of debt issuance costs	32,820
Dividends to preferred stockholders	2,394,354
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	573,985
Increase in prepaid expenses and other assets	(113,778)
Increase in receivable for investments sold	(443,573)
Decrease in current tax liability	(225,452)
Increase in payable to Adviser, net of expense reimbursement	684,754
Increase in accrued expenses and other liabilities	371,354
Total adjustments	(365,734,656)
Net cash used in operating activities	$(220,352,649)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,417,910
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     17

Financial Highlights
Period from December 1, 2006 through May 31, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$31.82
Public offering price	—
Underwriting discounts and offering costs on initial public offering	—
Underwriting discounts and offering costs on issuance of preferred shares	(0.04)
Premiums less underwriting discounts and offering costs on
secondary offering(3)	—
Underwriting discounts and offering costs on shelf offering
of common stock(4)	—
Premiums less underwriting discounts and offering costs on
shelf offerings of common stock(5)	0.08
Income (loss) from Investment Operations:
Net investment loss(6)	(0.22)
Net realized and unrealized gain on investments(6)	8.31
Total increase from investment operations	8.09
Less Dividends to Preferred Stockholders:
Net investment income	—
Return of capital	(0.13)
Total dividends to preferred stockholders	(0.13)
Less Dividends to Common Stockholders:
Net investment income	—
Return of capital	(1.09)
Total dividends to common stockholders	(1.09)
Net Asset Value, end of period	$38.73
Per common share market value, end of period	$42.12
Total Investment Return Based on Market Value(7)	20.05%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$724,194
Ratio of expenses (including current and deferred income tax expense)
to average net assets before waiver:(8)(9)(10)	33.12%
Ratio of expenses (including current and deferred income tax expense)
to average net assets after waiver:(8)(9)(10)	32.94%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets before waiver:(8)(9)(11)	4.08%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets after waiver:(8)(9)(11)	3.90%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets before waiver:(8)(9)(11)	4.08%
18     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

$27.12	$26.53	$—
—	—	25.00
—	—	(1.17)
—	(0.02)	(0.06)

—	—	—

(0.14)	—	—

—	—	—

(0.32)	(0.16)	(0.03)
7.41	2.67	3.77
7.09	2.51	3.74

—	—	—
(0.23)	(0.11)	(0.01)
(0.23)	(0.11)	(0.01)

—	—	—
(2.02)	(1.79)	(0.97)
(2.02)	(1.79)	(0.97)
$31.82	$27.12	$26.53
$36.13	$28.72	$27.06
34.50%	13.06%	12.51%

$532,433	$404,274	$336,553

20.03%	9.10%	15.20%

19.81%	8.73%	14.92%

3.97%	3.15%	2.01%

3.75%	2.78%	1.73%

3.97%	3.15%	1.90%
2007 Semi-Annual Report     19

Financial Highlights
(Continued)
Period from December 1, 2006 through May 31, 2007
(Unaudited)
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets after waiver:(8)(9)(11)	3.90%
Ratio of net investment loss to average net assets before waiver:(8)(9)(11)	(2.66)%
Ratio of net investment loss to average net assets after waiver:(8)(9)(11)	(2.48)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, before waiver:(8)(9)(10)	(31.70)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, after waiver:(8)(9)(10)	(31.52)%
Portfolio turnover rate(8)	6.04%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$305,000
Tortoise Preferred Shares, end of period (000’s)	$130,000
Per common share amount of auction rate senior notes
outstanding at end of period	$16.31
Per common share amount of net assets, excluding
auction rate senior notes, at end of period	$55.04
Asset coverage, per $1,000 of principal amount of auction
rate senior notes and short-term borrowings(12)	$3,801
Asset coverage ratio of auction rate senior notes
and short-term borrowings(12)	380%
Asset coverage, per $25,000 liquidation value per share of preferred shares(13)	$164,268
Asset coverage, per $25,000 liquidation value per share of preferred shares(14)	$66,620
Asset coverage ratio of preferred shares(14)	266%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(4)   Represents the dilution per common share from underwriting and other offering costs.
(5)   Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share.
(6)   The per common share data for the periods ended November 30, 2006, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(7)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)   Annualized for periods less than one full year.
20     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

3.75%	2.78%	1.62%
(2.24)%	(1.42)%	(0.45)%
(2.02)%	(1.05)%	(0.17)%

(18.31)%	(7.37)%	(13.37)%

(18.09)%	(7.00)%	(13.65)%
2.18%	4.92%	1.83%
$165,000	$165,000	$110,000
$70,000	$70,000	$35,000

$9.86	$11.07	$8.67

$41.68	$38.19	$35.21

$4,051	$3,874	$4,378

405%	387%	438%
$215,155	$169,383	$265,395
$74,769	$68,008	$83,026
299%	272%	332%
(9)   The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(10) The Company accrued $94,822,011, $71,661,802, $24,659,420 and $30,330,018 for the period ended May 31, 2007, the years ended November 30, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(11) The ratio excludes the impact of current and deferred income taxes.
(12) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(13) Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(14) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     21

Notes to Financial Statements (Unaudited)
May 31, 2007
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
22     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 14 percent as investment income and approximately 86 percent as return of capital.
Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $276,000 or $0.015 per share ($168,000 or $0.008 per share, net of deferred tax expense); a decrease of approximately $173,000 or $0.009 per share ($105,000 or $0.005 per share, net of deferred tax benefit) in unrealized appreciation of investments; and a decrease in realized gains of approximately $103,000 or $0.006 per share ($63,000 or $0.003 per share, net of deferred tax benefit) for the period from December 1, 2006 through May 31, 2007.
Subsequent to the period ended February 28, 2007, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on its revised 2007 estimates. This reclassification amounted to a decrease in pre-tax net investment income and an increase in unrealized appreciation of investments of approximately $235,000 or $0.013 per share ($143,000 or $0.008 per share, net of deferred tax expense).
D. Dividends and Distributions to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2006 and for the period ended May 31, 2007, the Company’s dividends for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised of approximately 11 percent qualified dividend income and 89 percent return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year-end.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2006, for tax purposes, the Company determined the dividends to preferred stockholders were comprised entirely of qualified dividend income. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year-end.
2007 Semi-Annual Report     23

Notes to Financial Statements (Unaudited)
(Continued)
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $263,700 and $115,060 were charged to additional paid-in capital for the issuance of common stock in December 2006 and March 2007, respectively. Offering costs (excluding underwriter commissions) of $190,732 were charged to additional paid-in capital for the issuance of preferred stock in April 2007. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series D issued in March 2007, was $196,187. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series E issued in May 2007, was $196,187.
G. Derivative Financial Instruments
The Company uses interest rate swap contracts to manage interest rate risk on its leverage. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes or to hedge investment value. All derivative financial instruments are recorded at fair value on the Statement of Assets and Liabilities, with changes in value during the reporting period, and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
24     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For periods ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
2007 Semi-Annual Report     25

Notes to Financial Statements (Unaudited)
(Continued)
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300,000,000 of the Company’s Managed Assets, 0.06 percent on the next $500,000,000 of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2007, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$17,596,822
Organization costs	33,949
17,630,771
Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	216,813,540
Basis reduction of investment in MLPs	21,410,755
238,224,295
Total net deferred tax liability	$220,593,524
For the period from December 1, 2006 to May 31, 2007, the components of income tax expense include current foreign taxes (net of federal tax benefit) of $193,713 and deferred federal and state income taxes (net of federal tax benefit) of $84,924,363 and $9,703,935, respectively. As of November 30, 2006, the Company had a net operating loss for federal income tax purposes of approximately $40,788,000. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000 and $21,926,000 in the years ending November 30, 2024, 2025 and 2026, respectively. The amount of the deferred tax asset for net operating losses at May 31, 2007 also includes an amount for the year-to-date operations for the year ending November 30, 2007.
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the period from December 1, 2006 to May 31, 2007, as follows:
Application of statutory income tax rate	$84,909,430
State income taxes, net of federal tax benefit	9,703,935
Foreign taxes	193,713
Other, net	14,933
Total	$94,822,011
26     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
At May 31, 2007, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax asset.
As of May 31, 2007, the aggregate cost of securities for federal income tax purposes was $777,436,242. At May 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $603,493,915 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $166,087.
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets
Crosstex Energy, L.P.	Series C Subordinated Units	712,760	6/29/06	$20,000,046	$31.34	3.1%
Crosstex Energy, L.P.	Series D Subordinated Units	193,767	3/23/07	5,000,002	27.01	0.7
Enbridge Energy
Partners, L.P.	Class C Common Units	955,782	4/02/07	50,000,000	54.13	7.2
Energy Transfer
Equity, L.P.	Common Units	729,661	11/27/06	20,000,008	39.06	3.9
Global Partners, L.P.	Class B Common Units	214,286	5/09/07	6,000,008	35.73	1.1
Magellan Midstream
Holdings, L.P.	Common Units	612,245	4/03/07	15,000,003	28.12	2.4
MarkWest Energy
Partners, L.P.	Common Units	121,286	4/09/07	4,000,012	32.43	0.5
				$120,000,079		18.9%

The carrying value per unit of unrestricted common units of Crosstex Energy, L.P. (which the restricted subordinated units are convertible into) was $34.65 on March 23, 2007, the date of the purchase agreement, the date of acquisition and date an enforceable right to acquire the restricted Crosstex Energy, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Enbridge Energy Partners, L.P. (which the restricted Class C common units are convertible into) was $56.39 on April 2, 2007, the date of the purchase agreement, the date of acquisition and date an enforceable right to acquire the restricted Enbridge Energy Partners, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Global Partners, L.P. (which the restricted Class B common units are convertible into) was $31.31 on March 17, 2007, the date of the purchase agreement, and $36.71 on May 9, 2007, the date of acquisition and date an enforceable right to acquire the restricted Global Partners, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Magellan Midstream Holdings, L.P. was $26.75 on April 3, 2007, the date of the purchase agreement, the date of acquisition and date an enforceable right to acquire the restricted Magellan Midstream Holdings, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of MarkWest Energy Partners, L.P. was $34.40 on April 9, 2007, the date of the purchase agreement, the date of acquisition and date an enforceable right to acquire the restricted MarkWest Energy Partners, L.P. units was obtained by the Company.
2007 Semi-Annual Report     27

Notes to Financial Statements (Unaudited)
(Continued)
7. Investments in Affiliates
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliates held by the Company as of May 31, 2007 amounted to $118,434,078, representing 16.4 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is or was an affiliate at May 31, 2007 or during the period from December 1, 2006 to May 31, 2007, is as follows:
						May 31, 2007
	Share Balance 11/30/06	Gross Additions	Gross Deductions	Realized Gain (Loss)	Gross Distributions Received	Share Balance	Value
Holly Energy
Partners, L.P.	427,070	$—	$ —	$ —	$582,951	427,070	$21,421,831
K-Sea Transportation
Partners, L.P.	571,300	—	—	—	765,542	571,300	25,240,034
MarkWest Energy
Partners, L.P.(1)	1,016,877	1,384,765	—	—	2,101,157	2,080,354	71,772,213
		$1,384,765	$ —	$ —	$3,449,650		$118,434,078
(1) Company had a 2:1 stock split on March 1, 2007.
8. Investment Transactions
For the period from December 1, 2006 to May 31, 2007, the Company purchased (at cost) and sold securities (proceeds) in the amount of $264,700,899 and $34,633,011 (excluding short-term securities and interest rate swaps), respectively.
9. Auction Rate Senior Notes
The Company has issued $305,000,000 aggregate principal amount of auction rate senior notes (collectively, the “Notes”). The Notes were issued in denominations of $25,000. Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The table below shows the maturity date, notional amount, current rate as of May 31, 2007, the weighted-average rate for the period from December 1, 2006 through May 31, 2007, and the typical rate period for each series of Notes outstanding at May 31, 2007.
28     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
Series	Maturity Date	Notional Amount	Current Rate	Weighted- Average Rate	Rate Period
Series A	July 15, 2044	$60,000,000	5.49%	5.52%	28 days
Series B	July 15, 2044	50,000,000	5.52%	5.51%	28 days
Series C	April 10 , 2045	55,000,000	5.50%	5.46%	7 days
Series D	March 27, 2047	70,000,000	5.50%	5.39%(1)	28 days
Series E	May 30, 2047	70,000,000	5.27%	5.27%(2)	28 days
		$305,000,000
(1)   Rate for period from March 27, 2007 (date of issuance) through May 31, 2007.
(2)   Rate for period from May 30, 2007 (date of issuance) through May 31, 2007.
The rates shown in the above table include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
10. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 5,200 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. Fair value of the MMP Shares approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of May 31, 2007, the weighted-average rate for the period from December 1, 2006 through May 31, 2007, and the typical rate period for each series of MMP Shares outstanding at May 31, 2007.
2007 Semi-Annual Report     29

Notes to Financial Statements (Unaudited)
(Continued)
Series	Shares Outstanding	Aggregate Liquidation Preference	Current Rate	Weighted- Average Rate	Rate Period
MMP Shares	1,400	$35,000,000	5.57%	5.58%	28 days
MMP II Shares	1,400	35,000,000	5.59%	5.59%	28 days
MMP III Shares	2,400	60,000,000	5.53%	5.45%(1)	28 days
	5,200	$130,000,000
(1) Rate for period from April 5, 2007 (date of issuance) through May 31, 2007.
The rates in the above table include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in the auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of May 31, 2007, are as follows:
30     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation
U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$165,706
U.S. Bank, N.A.*	7/05/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	1,214,376
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	137,119
U.S. Bank, N.A.*	7/12/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	1,001,420
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	2,303,217
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	600,143
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	575,120
U.S. Bank, N.A.	4/21/2012	60,000,000	4.99%	1 month U.S. Dollar LIBOR	595,270
U.S. Bank, N.A.	4/21/2013	60,000,000	5.03%	1 month U.S. Dollar LIBOR	636,932
		$465,000,000			$7,229,303
*      The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
12. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 18,700,689 shares outstanding at May 31, 2007. Transactions in common shares for the year ended November 30, 2006 and the period ended May 31, 2007, were as follows:
Shares at November 30, 2005	14,905,515
Shares sold through shelf offering	1,675,050
Shares issued through reinvestment of dividends	151,500
Shares at November 30, 2006	16,732,065
Shares sold through shelf offerings	1,927,915
Shares issued through reinvestment of dividends	40,709
Shares at May 31, 2007	18,700,689
2007 Semi-Annual Report     31

Notes to Financial Statements (Unaudited)
(Continued)
13. Credit Facilities
On June 13, 2006, the Company entered into a $20,000,000 unsecured committed credit facility maturing June 13, 2007, with U.S. Bank, N.A. The principal amount of the credit facility was subsequently increased to $120,000,000. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective.
On March 22, 2007, the Company entered into an agreement establishing a new $150,000,000 unsecured committed credit facility maturing on March 21, 2008. The new credit facility replaces the previous credit facility. Under the terms of the new credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $52,000,000 and 6.08 percent, respectively. At May 31, 2007, the principal balance outstanding was $0.
14. Subsequent Events
On June 1, 2007, the Company paid a dividend in the amount of $0.545 per common share, for a total of $10,191,875. Of this total, the dividend reinvestment amounted to $1,065,700.
32     Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 13, 2007. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.   To elect H. Kevin Birzer and John R. Graham as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares
(i) H. Kevin Birzer
Affirmative	16,084,628
Withheld	1,121,009
TOTAL	17,205,637
(ii) John R. Graham*
Affirmative	2,788
Withheld	0
TOTAL	2,788
*Only preferred stockholders are entitled to vote on this director.
Charles E. Heath and Terry C. Matlack continued as directors and their terms expire on the date of the 2009 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.   To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.
Vote of Common Stockholders of Record (92 Stockholders of Record as of Record Date)	No. of Recordholders Voting
Affirmative	54
Against	4
Abstain	2
TOTAL	60
Vote of Stockholders	No. of Shares
Affirmative	6,874,920
Against	853,778
Abstain	128,755
Broker Non-votes	9,348,184
TOTAL	17,205,637
3.   To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007.
No. of Shares
Affirmative	17,104,676
Against	53,084
Abstain	47,877
TOTAL	17,205,637
Based upon votes required for approval, each of these matters passed.
2007 Semi-Annual Report     33

Additional Information (Unaudited)
(Continued)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2007, the aggregate compensation paid by the Company to the independent directors was $69,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2006 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company at (866) 362-9331.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
34     Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
2007 Semi-Annual Report     35

Office of the Company
and of the Investment Adviser
 Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
 H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
 Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Investment Companies

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 5/31/07 ($ in millions)
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,394
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$985
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$194
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Publicly-Traded Securities	$131

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of May 31, 2007.
Portfolio Managers
Management of the registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Advisor to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer	Director and Chairman of the Board since 2003
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989);and Vice President, F. Martin Koenig & Co. (1983- 1986).

Zachary A. Hamel	Senior Vice President since April 2007; Secretary from 2003 to April 2007	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey	Treasurer since November 2005; Assistant Treasurer from 2003 to November 2005
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).

Terry C. Matlack	Director and Chief Financial Officer since 2003, Chief Compliance Officer from 2004 through May 2006; Assistant Treasurer since November 2005; Treasurer from 2003 to November 2005
Managing Director of the Adviser since 2002; full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001).

David J. Schulte	President and Chief Executive Officer of registrant since 2003	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (1993-2002).
Messrs. Birzer and Matlack also serve as directors of Tortoise North American Energy Corporation (“TYN”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Total Return Fund, LLC (“TTRF”), and Tortoise Gas and Oil Corporation (“TGO”), registered closed-end management investment companies, as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYN, TYY, TTO, TTRF and TGO. The Adviser also serves as the investment adviser to TYN, TYY, TTO, TTRF and TGO.
The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of May 31, 2007:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	2	$1,179,911,593	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Zachary A. Hamel
Registered investment companies	2	$1,179,911,593	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Kenneth P. Malvey
Registered investment companies	2	$1,179,911,593	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Terry C. Matlack
Registered investment companies	2	$1,179,911,593	0	—
Other pooled investment vehicles	1	$ 130,900,833	1	$130,900,833
Other accounts	175	$ 243,122,513	0	—
David J. Schulte
Registered investment companies	2	$1,179,911,593	0	—
Other pooled investment vehicles	1	$ 130,900,833	1	$130,900,833
Other accounts	175	$ 243,122,513	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to the Adviser by that other fund. The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.
The Registrant, TYN, TYY, TTO, TTRF and TGO have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the registrant’s or the other accounts’ position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
Under the Investment Company Act of 1940, the Registrant and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Registrant invests. To the extent the Registrant is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Registrant and its affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.
Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of June 30, 2007:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	Over $1,000,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$100,001-$500,000
Terry C. Matlack	$100,001-$500,000
David J. Schulte	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/06-12/31/06	0	0	0	0
Month #2 1/1/07-1/31/07	0	0	0	0
Month #3 2/1/07-2/28/07	0	0	0	0
Month #4 3/1/07-3/31/07	0	0	0	0
Month #5 4/1/07-4/30/07	0	0	0	0
Month #6 5/1/07-5/31/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a)The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise Energy Infrastructure Corporation
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date  July 30, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date  July 30, 2007
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date  July 30, 2007